ARTHUR ANDERSEN LLP


                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



To Datatec Systems, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 9, 1999, included in Datatec Systems, Inc. Form 10-K for the year ended April 30, 1999 and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        Arthur Andersen LLP

Roseland, New Jersey
September 27, 1999